                                                                  Exhibit 14(b)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints PAUL W. KARR and JOSEPH COOK, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statements listed on the attached schedule, for AMERICAN GENERAL LIFE INSURANCE COMPANY, THE VARIABLE ANNUITY LIFE INSURANCE COMPANY and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK which serve as Depositors and AMERICAN HOME ASSURANCE COMPANY which serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional insurance and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue hereof.


RICHARD HOSKINS                                      Director                 April 28, 2014
-------------------------------------
RICHARD HOSKINS

ALEXANDER R. BAUGH                                   Director                 April 28, 2014
-------------------------------------
ALEXANDER R. BAUGH

JAMES BRACKEN                                        Director                 April 28, 2014
-------------------------------------
JAMES BRACKEN

TIMOTHY D. CARTER                                    Director                 April 28, 2014
-------------------------------------
TIMOTHY D. CARTER

JOHN Q. DOYLE                                        Director                 April 28, 2014
-------------------------------------
JOHN Q. DOYLE

JEFFREY M. FARBER                                    Director                 April 28, 2014
-------------------------------------
JEFFREY M. FARBER

PETER D. HANCOCK                                     Director                 April 28, 2014
-------------------------------------
PETER D. HANCOCK

KEVIN T. HOGAN                                       Director                 April 28, 2014
-------------------------------------
KEVIN T. HOGAN

                                                     Director                 April   , 2014
-------------------------------------
RALPH W. MUCERINO

SID SANKARAN                                         Director                 April 28, 2014
-------------------------------------
SID SANKARAN

ROBERT S.H. SCHIMEK                        Director, President and Chief      April 28, 2014
-------------------------------------            Executive Officer
ROBERT S.H. SCHIMEK

                                                     Director                 April   , 2014
-------------------------------------
CHRISTOPHER L. SPARRO

                                                     Director                 April   , 2014
-------------------------------------
MARK T. WILLIS

JOSEPH COOK                               Senior Vice President and Chief     April 28, 2014
-------------------------------------            Financial Officer
JOSEPH COOK

AMERICAN HOME ASSURANCE COMPANY

GUARANTOR PRODUCT SCHEDULE - 4/29/2014

Registrant Name                                           File Nos.
---------------                     ------------------------------------------------------

VARIABLE SEPARATE ACCOUNT           333-185797 American Pathway II
811-03859                           333-185798 Polaris
                                    333-185799 Polaris II
                                    333-185831 PolarisAmerica
                                    333-185838 Polaris Platinum II
                                    333-185800 Polaris II Platinum Series
                                    333-185837 Polaris Choice II / Polaris Choice III
                                    333-185818 WM Diversified Strategies
                                    333-185820 WM Diversified Strategies III
                                    333-185815 Polaris Advisor
                                    333-185801 Polaris Protector
                                    333-185816 Polaris Preferred Solution

VARIABLE ANNUITY ACCOUNT ONE
811-04296                           333-185802 ICAP II

VARIABLE ANNUITY ACCOUNT TWO
811-08626                           333-185821 Vista Capital Advantage

VARIABLE ANNUITY ACCOUNT FOUR
811-08874                           333-185803 Anchor Advisor

VARIABLE ANNUITY ACCOUNT FIVE       333-185829 Seasons
811-07727                           333-185804 Seasons Select II
                                    333-185825 Seasons Select
                                    333-185826 Seasons Triple Elite / Seasons Elite
                                    333-185822 Seasons Advisor
                                    333-185824 Seasons Advisor II
                                    333-185828 Seasons Preferred Solution

VARIABLE ANNUITY ACCOUNT SEVEN      333-185806 Polaris Plus
811-09003                           333-185807 Polaris II A-Class
                                               Polaris II A-Class Platinum Series
                                    333-185832 Polaris II Asset Manager

VARIABLE ANNUITY ACCOUNT NINE       333-185834 Ovation
811-21096                           333-185835 Ovation Plus
                                    333-185841 Ovation Advantage
                                    333-185842 Ovation Advisor

FS Variable Separate Account        333-178854 Polaris NY
811-08810                                      Polaris II NY
                                               Polaris II NY - Jones
                                    333-178859 WM Diversified Strategies III NY
                                    333-178857 FSA Advisor
                                    333-178853 Polaris Choice NY
                                               Polaris Choice III NY
                                    333-178855 Polaris II A-Class
                                               Platinum Series NY
                                    333-178850 Polaris Advantage NY

FS Variable Annuity Account One
811-06313                           333-178861 ICAP II NY

FS Variable Annuity Account Two
811-08624                           333-178863 Vista Capital Advantage NY

FS Variable Annuity Account Five    333-178860 Seasons Triple Elite NY
811-08369                                      Seasons Elite NY
                                    333-178858 Seasons Select II NY Rewards

AGL SEPARATE ACCOUNT A              033-44745 Black, VA, Blue VA, Green VA
811-01491                           033-44744 Orange VA, Yellow VA

AGL SEPARATE ACCOUNT D              033-43390 Generations VA, Variety Plus VA
811-02441                           002-49805 Front End Load, Regular Surr. Charge
                                    333-70667 Platinum Investor VA
                                    333-40637 Select Reserve VA


                                    033-57730 WM Advantage VA
                                    333-109206 Platinum Investor IVA
                                    333-25549 WM Strategic Asset Manager VA

AGL SEPARATE ACCOUNT VA-1
811-07781                           333-102302 The Chairman VA

AGL SEPARATE ACCOUNT VA-2
811-01990
811-01990                           333-102303 Individual VA Contracts

AGL SEPARATE ACCOUNT VL-R           333-89897 AG Legacy Plus
811-08561                           333-42567 Platinum Investor I VUL
                                    333-90787 Platinum Investor Survivor VUL
                                    333-80191 Corporate America VUL
                                    333-53909 Legacy Plus VUL (Orig.)
                                    333-103361 Platinum Investor II VUL
                                    333-43264 Platinum Investor III VUL
                                    333-188318 Platinum Investor IV VUL
                                    333-129552 Platinum Investor VIP (Orig.)
                                    333-109613 Platinum Investor FlexDirector
                                    333-82983 Platinum Investor PLUS VUL
                                    333-65170 Platinum Investor Survivor VUL
                                    333-87307 Platinum Investor Survivor II VUL
                                    333-87307 The ONE VUL Solution

AGL SEPARATE ACCOUNT VUL
811-05794                           333-102301 EquiBuilder VUL

AGL SEPARATE ACCOUNT VUL-2          333-102300 EquiBuilder II VUL
811-06366                           333-102299 EquiBuilder III VUL

USL SEPARATE ACCOUNT USL VL-R       333-151575 Income Advantage Select VUL
811-09359                           333-149403 Protection Advantage Select VUL
                                    333-137941 Platinum Investor VIP VUL
                                    333-105246 Platinum Investor PLUS VUL
                                    333-79471 Platinum Investor VUL

USL SEPARATE ACCOUNT USL VA-R
811-09007                           333-63673 Generations VA

VALIC SEPARATE ACCOUNT A            002-32783 GUP & GTS-VA
811-03240                           033-75292 Portfolio Director, Portfolio Director 2
                                               & Portfolio Director Plus
                                    333-49232 Potentia
                                    002-96223 UIT-981
                                    333-124398 Independence Plus VA